UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 27, 2006

UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD.

UCDP FINANCE, INC.

(Exact name of Registrants as specified in its charter)

Florida Florida	333-108661	59-3128514 42-1581381
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)

1000 Universal Studios Plaza Orlando, FL	32819-7610
(Address of principal executive offices)	(Zip code)

(407) 363-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 27, 2006, Michael J. Short resigned his positions as Executive Vice-President and Chief Financial Officer of Universal City Development Partners, Ltd. and as Treasurer of UCDP Finance, Inc. (collectively, the “Issuers”). Mr. Short also resigned his positions as Treasurer and Chief Financial Officer of Universal City Florida Holding Co. I, Universal City Florida Holding Co. II, UCFH I Finance, Inc. and UCFH II Finance, Inc., affiliates of the Issuers. Mr. Short’s resignation will be effective as of January 12, 2007. A replacement has not yet been identified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD.

Date: January 2, 2007	By:	/s/ John R. Sprouls
	Name:	John R. Sprouls
	Title:	Principal Executive Officer

UCDP FINANCE, INC.

Date: January 2, 2007	By:	/s/ John R. Sprouls
	Name:	John R. Sprouls
	Title:	Principal Executive Officer